[USAA EAGLE LOGO]

                              USAA INVESTMENT TRUST
                            CORNERSTONE STRATEGY FUND

                        SUPPLEMENT DATED JANUARY 1, 2002
                                TO THE PROSPECTUS
                              DATED OCTOBER 1, 2001

Effective January 1, 2002, Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, will manage the U.S. Government Securities category of the Cornerstone Strategy Fund. Page 16 of the Fund's prospectus under the heading U.S. Government Securities is amended to reflect the following change:

U.S. GOVERNMENT SECURITIES

Margaret Weinblatt, Ph.D., CFA, vice president of Mutual Fund Portfolios, has managed the U.S. Government Securities category since January 2002. She has 22 years' investment management experience and has worked for us for two years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and BA from Radcliffe College.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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